________________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 20, 2001

                       POOLED AUTO SECURITIES SHELF LLC
                         ISUZU AUTO OWNER TRUST 2001-1
            (Exact name of registrant as specified in its charter)

           Delaware                       333-45546             52-2233151
----------------------------------      -------------     ----------------------
  (State or Other Jurisdiction           (Commission         (I.R.S. Employer
         of Incorporation                File Number)       Identification No.


   One First Union Center, TW-9
     Charlotte, North Carolina                                     28288
----------------------------------                        ----------------------
       (Address of Principal                                     (Zip Code)
        Executive Offices)

      Registrant's telephone number, including area code: (704) 383-8437
                                                           -------------
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Item 5.  Other Events.
         ------------

This report and the attached exhibit are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Isuzu Auto Owner Trust 2001-1 (the "Trust"). On May 3, 2001, Pooled Auto Securities Shelf LLC (the "Company") entered into a sale and servicing agreement, dated as of April 1, 2001, among the Company, as depositor, the Trust, as issuer, Isuzu Motors Acceptance Corporation, as seller and master servicer, and The CIT Group/Sales Financing, Inc., as subservicer. On July 16, 2001, Isuzu Motors Acceptance Corporation, as seller and servicer, distributed the Monthly Securityholder's Statement for the July 20, 2001 Distribution Date to the trustees. Specific information with respect to the distribution is filed as
Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Information and Exhibits.
------------------------

(a)    Financial Statements of businesses acquired.

       Not applicable.

(b)    Pro Forma financial information.

       Not applicable.

(c)    Exhibit No.          Description
       ----------           -----------

            99.1 Monthly Securityholder's Statement for the July 20, 2001 Distribution Date
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                POOLED AUTO SECURITIES SHELF LLC



                                                By:     /s/ John A. Foxgrover
                                                    ----------------------------
                                                    John A. Foxgrover
                                                    Vice President

Dated: August 2, 2001
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Exhibit Index
-------------


Exhibit                       Description                                Page
-------                       -----------                                ----

99.1              Monthly Securityholder's Statement for the July 20,     5
                  2001 Distribution Date